PROMISSORY NOTE

City of Birmingham
State of Alabama

$200,000.00                                                                             April 14, 2000

        FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to Saks Incorporated ("Company") on April 14, 2004 or, if earlier, termination of Maker's employment with Company, in one payment, the sum of Two Hundred Thousand Dollars ($200,000.00) (the "Principal"), plus accrued interest. Simple interest shall accrue on the Principal at a rate of 8% per year. Maker may pre-pay the Principal at any time with accrued interest and without penalty.

        All persons now or later liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives, and assigns, do hereby waive demand, presentment for payment, notice of dishonor, protest, notice of protest and diligence in collection and all other notices or demands whatsoever with respect to this note or the enforcement hereof, and consent that the time of said payments or any part thereof may be extended by the holder hereof, all without in any way modifying, altering, releasing, affecting or limiting their respective liability.

        It is expressly understood that, if it is necessary to enforce payment of this note through an attorney or by suit, Maker or any obligors shall pay reasonable attorney's fees and all costs of collection. Company shall have the right to deduct from Maker's compensation amounts necessary to satisfy Maker's obligations under this note.

        This obligation is made and intended as an Alabama contract and is to be so construed.

        IN WITNESS WHEREOF, this note, which represents a valid debt, has been duly executed by the Maker as of the date and year first above written.

                                                                     MAKER

                                                                     ______________________________
                                                                     Donald Wright